UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 15, 2009

Golden West Brewing Company, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	_000-51808	90-0158978
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

945 West 2nd Street Chico, California  95928
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (530) 894-7906

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.02      UNREGISTERED SALE OF EQUITY SECURITIES AND USE OF PROCEEEDS.

The following sets forth the information required by Item 701 of Regulation S-B with respect to the unregistered sales of equity securities by Golden West Brewing Co., Inc., a Delaware corporation (the "Company"), completed on June 15, 2009:

1.  a.

On June 15, 2009, the Company entered into an Agreement to Convert Debt with Clifford L. Neuman, PC, the Company’s legal counsel, pursuant to which Clifford L. Neuman, PC agreed to accept, and the Company agreed to issue, 2,500,000 shares of common stock, $.0001 par value (the “Common Stock” or “Shares”) in satisfaction of $70,000 in accrued and unpaid fees for services rendered in the capacity of legal counsel and $30,000 under a convertible debenture.  All accrued and unpaid interest under the debenture was waived.  The Shares were valued at $0.04 per share, which was equal to 80% of the public trading price of the Common Stock on June 15, 2009 as quoted on the OTC Electronic Bulletin Board.

b.

The shares issued upon conversion of the debt and debenture were issued exclusively to one person who qualified as an "accredited investors" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").    The shares issued upon conversion of the debt were “restricted securities” under the Securities Act.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares in satisfaction of the debt nor the convertible debenture.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investor qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believed that the accredited investor obtained all information regarding the Company that it requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

The issuance of the Shares in satisfaction of the debt and convertible debenture is described in Item 3.02(a) above.

f.

There were no proceeds received as a result of the conversion of the debt nor the convertible debenture.

2.  a.

On June 15, 2009, the Company entered into an Agreement to Convert Debt with Clifford L. Neuman, the President of the Company’s legal counsel, pursuant to which Clifford L.

Neuman agreed to accept, and the Company agreed to issue, 600,000 shares of common stock, $.0001 par value (the “Common Stock” or “Shares”) in satisfaction of $30,000 in principal amount owed under a Credit Facility.  All accrued and unpaid interest as of June 15, 2009 was waived and forgiven.   The Shares were valued at $0.04 per share, which was equal to 80% of the public trading price of the Common Stock on June 15, 2009 as quoted on the OTC Electronic Bulletin Board.

b.

The shares issued upon conversion of the debt were issued exclusively to one person who qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").    The shares issued upon conversion of the debt were “restricted securities” under the Securities Act.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares in satisfaction of the debt.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investor qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believed that the accredited investor obtained all information regarding the Company that he requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

The issuance of the Shares in satisfaction the debt is described in Item 3.02(a) above.

f.

There were no proceeds received as a result of the conversion of the debt.

3.  a.

On June 15, 2009, the Company entered into an Agreement to Convert Debt with John C. Power, Chief Executive Officer and Director, pursuant to which John C. Power agreed to accept, and the Company agreed to issue, 2,000,000 shares of common stock, $.0001 par value (the “Common Stock” or “Shares”) in satisfaction of $10,000 in principal amount owed under a Credit Facility.  All accrued and unpaid interest as of June 15, 2009 was waived and forgiven.   The Shares were valued at $0.04 per share, which was equal to 80% of the public trading price of the Common Stock on June 15, 2009 as quoted on the OTC Electronic Bulletin Board.

b.

The shares issued upon conversion of the debt were issued exclusively to one person who qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").    The shares issued upon conversion of the debt were “restricted securities” under the Securities Act.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares in satisfaction of the debt.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investor qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believed that the accredited investor obtained all information regarding the Company that it requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

The issuance of the Shares in satisfaction the debt is described in Item 3.02(a) above.

f.

There were no  proceeds received as a result of the conversion of the debt.

4.  a.

On June 15, 2009, the Company entered into an Agreement to Convert Debt with an entity controlled by John C. Power, pursuant to which the entity agreed to accept, and the Company agreed to issue, 1,070,475 shares of common stock, $.0001 par value (the “Common Stock” or “Shares”) in satisfaction of $42,819 in principal debt and forgiveness of accrued but unpaid interest owed by the Company to the entity through June 15, 2009.  The balance of the $100,000 advance is to be carried forward.  The Shares were valued at $0.04 per share, which was equal to 80% of the public trading price of the Common Stock on June 15, 2009 as quoted on the OTC Electronic Bulletin Board.

b.

The shares issued upon conversion of the debt were issued exclusively to one entity which qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").    The shares issued upon conversion of the debt were “restricted securities” under the Securities Act.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares in satisfaction of the debt.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investor qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believed that the accredited investor obtained all information regarding the Company that it requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

The issuance of the Shares in satisfaction the debt is described in Item 3.02(a) above.

f.

There were no proceeds received as a result of the conversion of the debt.

5.  a.

On June 15, 2009, the Company entered into an Agreement to Convert Debt with an investor, pursuant to which the investor agreed to accept, and the Company agreed to issue, 3,000,000 shares of common stock, $.0001 par value (the “Common Stock” or “Shares”) in satisfaction of $150,000 in principal amount owed under a Credit Facility.  All accrued and unpaid interest as of June 15, 2009 was waived and forgiven.   The Shares were valued at $0.04 per share, which was equal to 80% of the public trading price of the Common Stock on June 15, 2009 as quoted on the OTC Electronic Bulletin Board.

b.

The shares issued upon conversion of the debt were issued exclusively to one entity which qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").    The shares issued upon conversion of the debt were “restricted securities” under the Securities Act.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares in satisfaction of the debt.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investor qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believed that the accredited investor obtained all information regarding the Company that it requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

The issuance of the Shares in satisfaction the debt is described in Item 3.02(a) above.

f.

There were no  proceeds received as a result of the conversion of the debt.

6.  a.

On June 15, 2009, the Company entered into an Agreement to Convert Debt with an investor, pursuant to which the investor agreed to accept, and the Company agreed to issue, 1,665,000 shares of common stock, $.0001 par value (the “Common Stock” or “Shares”) in satisfaction of $83,250 in principal amount owed by the Company’s wholly-owned Washington subsidiary.  All accrued and unpaid interest as of June 15, 2009 was waived and forgiven.   The Shares were valued at $0.04 per share, which was equal to

80% of the public trading price of the Common Stock on June 15, 2009 as quoted on the OTC Electronic Bulletin Board.

b.

The shares issued upon conversion of the debt were issued exclusively to one entity which qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").    The shares issued upon conversion of the debt were “restricted securities” under the Securities Act.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares in satisfaction of the debt.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investor qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believed that the accredited investor obtained all information regarding the Company that it requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

The issuance of the Shares in satisfaction the debt is described in Item 3.02(a) above.

f.

There were no  proceeds received as a result of the conversion of the debt.

7.  a.

On June 15, 2009, the Company entered into an Agreement to Convert Debt with an investor, pursuant to which the investor agreed to accept, and the Company agreed to issue, 500,000 shares of common stock, $.0001 par value (the “Common Stock” or “Shares”) in satisfaction of $25,000 in principal amount owed by the Company.  All accrued and unpaid interest as of June 15, 2009 was waived and forgiven.   The Shares were valued at $0.04 per share, which was equal to 80% of the public trading price of the Common Stock on June 15, 2009 as quoted on the OTC Electronic Bulletin Board.

b.

The shares issued upon conversion of the debt were issued exclusively to one entity which qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").    The shares issued upon conversion of the debt were “restricted securities” under the Securities Act.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares in satisfaction of the debt.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investor qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believed that the accredited investor obtained all information regarding the Company that it requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

The issuance of the Shares in satisfaction the debt is described in Item 3.02(a) above.

f.

There were no  proceeds received as a result of the conversion of the debt.

8.  a.

On June 15, 2009, the Company entered into an Agreement to Convert Debt with an investor, pursuant to which the investor agreed to accept, and the Company agreed to issue, 760,000 shares of common stock, $.0001 par value (the “Common Stock” or “Shares”) in satisfaction of $38,000 in principal amount owed by the Company.  All accrued and unpaid interest as of June 15, 2009 was waived and forgiven.   The Shares were valued at $0.04 per share, which was equal to 80% of the public trading price of the Common Stock on June 15, 2009 as quoted on the OTC Electronic Bulletin Board.

b.

The shares issued upon conversion of the debt were issued exclusively to one entity which qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").    The shares issued upon conversion of the debt were “restricted securities” under the Securities Act.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares in satisfaction of the debt.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investor qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believed that the accredited investor obtained all information regarding the Company that it requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

The issuance of the Shares in satisfaction the debt is described in Item 3.02(a) above.

f.

There were no proceeds received as a result of the conversion of the debt.

9.

a.The Company had previously issued an aggregate of 300,000 shares of Series A Convertible Preferred Stock to two non-affiliated investors and, effective June 15, 2009 the Company agreed to lower the conversion price of the Series A Convertible Preferred Stock from $0.75 per share to $0.04 per share.  Both of the investors agreed to convert their Series A Preferred Convertible Stock into an aggregate of 5,000,000 shares of the Company’s $.0001 par value common stock at the revised conversion price.

b.

The shares issued upon conversion were issued exclusively to two entities, each of which qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").  The shares issued upon conversion of the debt were “restricted securities” under the Securities Act.

c.

The Company paid no fees or commissions in connection with the issuance of the Shares in satisfaction of the debt.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investors each qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided each investor with disclosure of all aspects of our business, including providing each investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believed that the accredited investor obtained all information regarding the Company that they requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

The issuance of the Shares is described in Item 3.02(a) above.

f.

There were no proceeds received as a result of the conversions.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

Item	Title
1	Agreement to Convert Debt Clifford L. Neuman, PC
2	Agreement to Convert Debt Clifford L. Neuman
3	Agreement to Convert Debt John Power
4	Agreement to Convert Debt Sea Ranch Lodge and Village, LLC
5	Agreement to Convert Debt TriPower Resources, Inc.
6	Agreement to Convert Debt TriPower Resources, Inc.
7	Agreement to Convert Debt Redwood MicroCap Fund, Inc.
8	Agreement to Convert Debt Shana Capital, Ltd.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Golden West Brewing Company, Inc.

Date: June 19, 2009	By: __/s/ John C. Power______ John C. Power President and Chief Executive Officer